UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition.
Unaudited Preliminary Financial Results as of and for the Year Ended December 31, 2022
The financial results of AppHarvest, Inc. (the “Company”) as of and for the year ended December 31, 2022 are not yet available. The Company has presented the following estimated unaudited preliminary financial results as of and for the year ended December 31, 2022:
•Net sales for the year ended December 31, 2022 of approximately $14.5 million to $14.6 million;
•Net loss for the year ended December 31, 2022 of approximately $127.2 million to $123.7 million;
•Adjusted EBITDA loss for the year ended December 31, 2022 of approximately $72.4 million to $71.4 million; and
•Cash, cash equivalents and investments as of December 31, 2022 of approximately $54.3 million.
The Company’s independent registered public accounting firm has not audited these preliminary financial results. Actual results may differ materially from these preliminary results as a result of the completion of closing procedures, final adjustments, and other developments arising between now and the time that the Company’s financial results are finalized.
Adjusted EBITDA Reconciliation (Preliminary and Unaudited)
To supplement the Company's unaudited condensed consolidated financial statements, which are prepared and presented in accordance with United States generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP measures, such as Adjusted EBITDA, to understand and evaluate the Company's core operating performance. The Company defines and calculates Adjusted EBITDA as net loss before the impact of interest income or expense, income tax expense or benefit, depreciation and amortization, adjusted to exclude: stock-based compensation expense, reorganization costs, remeasurement of warrant liabilities, start-up costs for new CEA facilities and Berea sale-leaseback transaction costs. The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company`s financial condition and results of operations. The Company's management uses this non-GAAP measure for trend analyses and for budgeting and planning purposes.
The Company believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating projected operating results and trends. Other similar companies may present different non-GAAP measures or calculate similar non-GAAP measures differently. Management does not consider this non-GAAP measure in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of this non-GAAP financial measure is that it excludes significant expenses that are required to be presented in the Company's GAAP financial statements. Because of this limitation, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss and the Company’s other financial results presented in accordance with GAAP.
For the year ended December 31, 2022, the following table reconciles the Company’s preliminary unaudited net loss range to Adjusted EBITDA range (in millions):

Net loss range (a)	$(127.2)	$(123.7)
Interest income	(0.8)	(0.8)
Interest tax expense	3.0	0.5
Depreciation expense	16.4	16.4
EBITDA loss range (a)	(108.6)	(107.6)
Change in fair value of private warrants	(0.1)	(0.1)
Asset impairment (a)	—	—
Stock-based compensation expense	26.9	26.9
Reorganization costs	5.3	5.3
Start-up costs for new CEA facilities	2.9	2.9
Berea sale leaseback transaction costs	1.2	1.2
Adjusted EBITDA loss range	$(72.4)	$(71.4)
_________
(a)Our market capitalization was less than our equity book value as of December 31, 2022, which is a potential indicator of impairment. If we determine the carrying value of our long-lived assets exceeds their fair value, the difference would be included as impairment charges in our 2022 financial results. The amount of such impairment charges, if any, cannot be reasonably estimated at this time. Our estimated net loss range and EBITDA loss range do not reflect an amount for potential impairment charges, which may be significant and could materially increase our net loss and EBITDA loss.

Item 8.01 Other Events
In connection with the announcement of the Company’s unaudited preliminary financial results as of and for the year ended December 31, 2022, investors are advised to review the below risk factors in addition to those risk factors contained in the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 7, 2022 under the heading “Risk Factors”.
There is substantial doubt about our ability to continue as a going concern and we will require significant additional financing to achieve our goals, and a failure to obtain this necessary capital when needed on acceptable terms, or at all, may force us to delay, limit, reduce or terminate our operations and future growth.
We have incurred losses from operations and generated negative cash flows from operating activities since inception. Our current operating plan, which includes our planting and harvesting activities, indicates that we will continue to incur losses from operations and generate negative cash flows from operating activities. In addition, debt service requirements and our plans to continue investing in the build-out and start-up of future CEA facilities, including the Berea salad greens facility, Richmond tomato facility and Somerset facility, will have an adverse impact on our liquidity. The impact of these events and conditions on our liquidity raise substantial doubt about our ability to continue as a going concern.
The high-tech greenhouse agriculture business is extremely capital-intensive and we expect to expend significant resources to complete the build-out of facilities under construction, including the development of related technology, continue harvesting existing crops and plant and harvest new crops in our existing and future CEA facilities. These expenditures are expected to include working capital, costs of acquiring and building out new facilities, costs associated with planting and harvesting, such as the purchase of seeds and growing supplies, and the cost of attracting, developing and retaining a skilled labor force, including local labor. In addition, other unanticipated costs may arise due to the unique nature of these CEA facilities and increased production in our single operating facility at full capacity. We currently import many of the supplies and materials for greenhouse production and operations from abroad, including the construction materials for our CEA facilities and seeds for plants. Accordingly, we are subject to risk of fluctuation in exchange rates, which could cause unexpected increases in our costs and harm our financial position. In addition, our ability to execute on our growth strategy and CEA technology require significant additional financing.
We will need to raise additional funds in order to operate our business, meet obligations as they become due and continue the ongoing construction, build-out and start-up of our CEA facilities. In December 2022, we entered into the Sale-Leaseback Transaction with Mastronardi Berea LLC, pursuant to which we sold 40 acres of land located in Berea, Kentucky and the salad greens facility situated thereon. We are currently exploring additional financing alternatives, including but not limited to additional sale-leaseback transactions related to our other CEA facilities, third-party equity or debt financing, or other sources, such as strategic relationships or other transactions with third parties, that may or may not include business combination transactions. However, financing may not be available to us in the necessary time frame, in amounts that we require, on terms that are acceptable to us, or at all. If we are unable to raise the necessary funds when needed, it may materially and adversely impact our ability to execute on our operating plans, the operation of our current CEA facilities and the construction, build-out and start-up of our CEA facilities could be delayed, scaled back, or abandoned. If we become unable to continue as a going concern, we may have to dispose of assets and might realize significantly less than the values at which they are carried on our consolidated financial statements. These actions may cause our stockholders to lose all or part of their investment in our common stock.
If we fail to meet all applicable requirements of the Nasdaq Stock Market LLC, or Nasdaq, and Nasdaq determines to delist our common stock, the delisting could adversely affect the market liquidity of our common stock and the market price of our common stock could decrease.
On January 11, 2023, we received a letter from Nasdaq, notifying us that, for the previous 30 consecutive business day periods prior to the date of the letter, the closing bid price for our common stock was below $1.00. In accordance with Nasdaq Listing Rule 5810(c)(3)(A) we have been provided an initial period of 180 calendar days, or until July 10, 2023, to regain compliance with Nasdaq’s bid price requirement. If, at any time before July 10, 2023, the bid price for our common stock closes at $1.00 or more for a minimum of 10 consecutive business days, we will regain compliance with the bid price requirement, unless Nasdaq staff exercised its discretion to extend this 10-day period pursuant to Nasdaq rules.
On January 26, 2023, as a result of our common stock trading over $1.00 for 10 consecutive business days, we received a notice from the Nasdaq Listing Qualifications Office indicating that we regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5450(a)(1).
There can be no assurance that we will maintain compliance with the requirements for listing our common stock on Nasdaq. If we are unable to satisfy the Nasdaq criteria for continued listing, our common stock would be subject to delisting. A delisting of our common stock could negatively impact us by, among other things, reducing the liquidity and market price of our common stock; reducing the number of investors willing to hold or acquire our common stock, which could negatively impact our ability to raise equity financing; decreasing the amount of news and analyst coverage of us; and limiting our ability to issue additional securities or obtain additional financing in the future. In addition, delisting from Nasdaq may negatively impact our reputation and, consequently, our business.
We are a “smaller reporting company” and have elected to comply with reduced public company reporting requirements, which could make our common stock less attractive to investors.
Because our annual revenue was less than $100.0 million during the most recently completed fiscal year and the market value of our voting and non-voting common stock held by non-affiliates was less than $560.0 million measured on the last business day of our second fiscal quarter, we qualify again as a “smaller reporting company” as defined in the Exchange Act. Accordingly, we may provide less public disclosure than larger public companies, including the inclusion of only two years of audited financial statements and only two years of related selected financial data and management’s discussion and analysis of financial condition and results of operations disclosure. We are also no longer required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. As a result, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests. We cannot predict if investors will find our common stock less attractive as a result of our reliance on these exemptions. If some investors find our common stock less attractive as a result of any choice we make to reduce disclosure, there may be a less active trading market for our common stock and the market price for our common stock may be more volatile.
We have a significant amount of long-lived assets, which are assessed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. In addition, we may never realize the full value of our long-lived assets, causing us to record material impairment charges.
We are required to assess our long-lived assets, principally property and equipment, for impairment if conditions indicate that an impairment may have occurred. Our market capitalization was less than our equity book value as of December 31, 2022, which is a potential indicator of impairment. If we determine the carrying value of our long-lived assets exceeds their fair value, the difference would be included as an impairment charge in our 2022 financial results. The amount of such impairment charge, if any, cannot be reasonably estimated at this time but could be material.
The high-tech greenhouse agriculture business is extremely capital-intensive. Future impairment of long-lived assets could be recorded in results of operations as a result of changes in assumptions, estimates, or circumstances, some of which are beyond our control. There can be no assurance that a material impairment charge of long-lived assets will be avoided. We can provide no assurance that a material impairment loss of long-lived assets will not occur in a future period, and the risk of future material impairments has been significantly heightened as result of our liquidity profile. Such impairment charges could have a material adverse effect on our business, results of operations and financial condition.
Cautionary Note Regarding Forward Looking Statements
Certain statements included in this Form 8-K that are not historical facts are forward looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,”, “could” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “can,” “goal,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s future financial performance and any future determination of impairment charges are forward looking statements. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance.
These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions that could cause actual results to differ materially from those expected or implied by the estimated financial information. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those discussed in the Company’s Quarterly Report on Form 10-Q filed with the SEC by the Company on November 7, 2022, under the heading “Risk Factors,” and other documents the Company has filed, or that the Company will file, with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Form 8-K. Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: February 8, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)